UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2021
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
____________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 15, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Carrols Restaurant Group, Inc. (the "Company") approved the payment of cash retention bonuses to Anthony E. Hull, Vice President, Chief Financial Officer and Treasurer; Richard G. Cross, Vice President, Chief Development Officer; Nathan Mucher, Vice President, Chief Information Officer; and Gerald J. DiGenova, Vice President, Human Resources (each a "Recipient"), in the amounts of $100,000, $50,000, $35,000 and $30,000, respectively (the "Retention Bonuses"). The Retention Bonuses are payable on March 15, 2022, subject to each Recipient being actively employed by the Company or its subsidiaries on such date, and provided further that in the event a Recipient voluntarily terminates his employment with the Company or its subsidiaries other than for Good Reason (as defined in the Change of Control and Severance Agreement between such Recipient and the Company (the "Change of Control Agreement")) or is terminated by the Company or its subsidiaries for Cause (as defined in the Change of Control Agreement), in each case on or prior to December 31, 2022, such Recipient will be required to reimburse the Company the full amount of the Retention Bonus received by such Recipient.

The Compensation Committee awarded the Retention Bonuses in light of the fact that the Company is currently facing several significant unforeseen challenges, including labor shortages and rising labor and commodity costs, and is undergoing a search for a new Chief Executive Officer, and believes that the continued service and dedication of the Recipients is essential as the Company works to overcome these challenges and ensure a successful transition to new leadership.

The foregoing is a summary of certain material terms of the Retention Bonus Agreement (the "Agreement") entered into between the Company and each Recipient, does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Retention Bonus Agreement+
104	Cover Page Interactive Data File (formatted as Inline XBRL)
+compensatory plan or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2021

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Jared L. Landaw
Name:	Jared L. Landaw
Title:	Vice President, General Counsel and Secretary